Short ProShares

Short Sector

SHORT **Financials**

SHORT **Oil & Gas**

Prospectus

ProShares Trust

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

July 12, 2008

Distributor: SEI Investments Distribution Co.

ProShares®

ProShares Trust (the “Trust”) is a registered investment company organized as a Delaware business trust that consists of separate exchange-traded funds (each a “Fund”). ProShare Advisors LLC (“ProShare Advisors”) serves as the investment advisor to each Fund.

The shares of each Fund (“Shares”) are listed on the American Stock Exchange (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the indicative intraday value of the Shares disseminated by the Exchange and may be above, below or equal to the Funds’ end of day net asset value (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Funds offered in this prospectus (the “Prospectus”) are purchased and redeemed in cash.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase or redeem Shares directly from or with a Fund. Rather, most retail investors will purchase or sell Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this Prospectus—such as information about purchasing and redeeming Shares from or with a Fund and all references to the Transaction Fee imposed on purchases and redemptions—is not relevant to retail investors.

2

5	Overview of Investment Objectives, Principal Investment Strategies and Risks

11	Short ProShares

15	Creation and Redemption of Creation Units

16	Purchasing Shares Directly From a Fund

16	Redeeming Shares Directly From a Fund

16	Transaction Fees on Creation and Redemption Transactions

17	Distributions

17	Dividend Reinvestment Services

17	Determination of NAV

18	Taxes

19	Management of ProShares Trust

ProShare Advisors LLC—Investment Advisor

3

This Page Intentionally Left Blank

4

Overview of Investment Objectives, Principal Investment Strategies and Risks

Overview of Investment Objectives, Principal Investment Strategies and Risks	5

Overview of Investment Objectives, Principal Investment Strategies and Risks

Investment Objectives

Short Financials ProShares and Short Oil & Gas ProShares (each a “Fund” and, collectively, the “Fund(s)” or “Short ProShares”) are designed to seek daily investment results that, before fees and expenses, correspond to the inverse (opposite) of the daily performance of an index.

The Funds do not seek to achieve their stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees of ProShares Trust (the “Board”) without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for the index underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Funds employ investment techniques that ProShare Advisors believes should simulate the movement of their respective benchmarks.

A Fund may hold a representative sample of the securities or financial investments in the underlying index, which has aggregate characteristics similar to those of the underlying index. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

ProShare Advisors does not invest the assets of the Funds in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying index without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

The Funds invest in financial instruments (including derivatives) that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the underlying index. These instruments include:

•

Futures Contracts and Options on Futures Contracts Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements Swap agreements are two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The Funds are subject to credit or counterparty risk on the amount each Fund expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a Fund may cause the value of the Fund to decrease.

•

Forward Contracts Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is agreed upon at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•

Options on Securities and Stock Indexes and Investments Covering Such Positions Option contracts grant one party a right, for a price, to either buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives the investor the right to sell a stock at an agreed-upon price on or before a certain date.

In addition, each Fund may use other financial instruments and techniques in pursuit of its investment objective. Assets of the Funds not invested in financial instruments may be invested in debt instruments and/or money market instruments, including repurchase agreements. The Funds generally do not invest in equity securities such as common stock. For those Funds subject to the U.S. Securities and Exchange Commission (the “SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, to financial instruments with economic characteristics that are inverse to those of the Funds’ underlying indexes.

Principal Risks

Like all investments, investing in the Funds entails risks. Many factors affect the value of an investment in a Fund. A Fund’s NAV will change daily based on variations in market conditions, interest rates and other economic, political or financial developments. A Fund’s response to these developments will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

6	Overview of Investment Objectives, Principal Investment Strategies and Risks

An investment in a Fund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are not guaranteed to achieve their investment objectives, and an investment in a Fund could lose money. No single Fund is a complete investment program.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

•

Aggressive Investment Technique Risk The Funds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments. The Funds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Funds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Funds to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a Fund’s benchmark, including: 1) the risk that an instrument is mispriced; 2) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust a Fund’s position in a particular financial instrument when desired.

•

Concentration Risk A Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively affect a Fund. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•

Correlation Risk A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such securities or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder each Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to remain consistent with its daily investment objective. The Funds are “inverse” funds in the sense that they have investment objectives to match the inverse performance of an index on a given day. The Funds are subject to all of the correlation risks described above. In addition, there is a special form of concentration risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. More information about Correlation Risk and its relationship to the Funds’ use of leverage can be found in the SAI.

•

Counterparty Risk A Fund will be subject to credit risk (described below) with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality.

•

Credit Risk An issuer or guarantor of debt instruments or counterparty to financial instruments may be unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or instrument’s

Overview of Investment Objectives, Principal Investment Strategies and Risks	7

Overview of Investment Objectives, Principal Investment Strategies and Risks

credit rating may affect an instrument’s value and, thus, have an impact on Fund performance. As described under “Counterparty Risk” above, each Fund will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

•

Early Close/Trading Halt Risk An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

•

Equity Risk The equity markets are volatile, and the value of securities, futures, option contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a Fund to decrease. The Funds respond differently to these risks than funds that are positively correlated to the equity markets.

•

Liquidity Risk In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent a Fund from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

•

Market Price Variance Risk Individual Shares of a Fund will be listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for Shares may be due largely to supply and demand forces in the secondary market, which may not be the same as those forces influencing prices for securities or instruments held by a Fund at a particular time. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

•

Market Risk The Funds are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Investors in a Fund should normally lose value on days when the underlying index of the Fund increases. Each of the Funds seeks to remain fully invested regardless of market conditions.

•

Non-diversification Risk The Funds are classified as “non-diversified” under the 1940 Act, and each Fund has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if ProShare Advisors determines that doing so is the most efficient means of meeting its objective. This would make the performance of the Funds more susceptible to a single economic, political or regulatory event than a diversified fund might be.

•

Portfolio Turnover Risk Active market trading of Shares may cause more frequent creation or redemption activities and could increase the rate of portfolio turnover. Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund.

•

Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•

Leveraged Investment Techniques include investing in swap agreements, reverse repurchase agreements, borrowing, futures contracts and options on securities indexes and forward contracts, which may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less

8	Overview of Investment Objectives, Principal Investment Strategies and Risks

than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
•

Repurchase Agreements are contracts in which a seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are used primarily by the Funds as a short-term investment vehicle for cash positions.

•

Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

•

Sampling Techniques may be used by a Fund to hold a representative sample of the securities or financial investments in the Fund’s underlying index which has aggregate characteristics that are similar to those of the underlying index overall. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

•

Structured Notes are debt obligations that may include components such as swaps, forwards, options, caps or floors. Structured notes may be used to indirectly expose a portfolio to asset classes or markets.

•

U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Special Risks of Exchange-Traded Funds

Not Individually Redeemable Shares may be redeemed by a Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange may be halted due to extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

Precautionary Notes

A Precautionary Note to Retail Investors The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with ProShares Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that

Overview of Investment Objectives, Principal Investment Strategies and Risks	9

Overview of Investment Objectives, Principal Investment Strategies and Risks

would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances ProShares Trust can postpone payment of redemption proceeds for any period during which (1) the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings, (2) trading on the NYSE is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.

Underlying Indexes

The Funds have entered into licensing agreements for the use of the indexes underlying their benchmarks (each, an “Index”). A description of the Indexes currently underlying the Funds’ benchmarks follows:

Short Financials ProShares:

The Dow Jones U.S. FinancialsSM Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2008, the Dow Jones U.S. FinancialsSM Index included companies with capitalizations between $155 million and $170 billion. The average capitalization of the companies comprising the Index was approximately $7.8 billion.

Short Oil & Gas ProShares:

The Dow Jones U.S. Oil & GasSM Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2008, the Dow Jones U.S. Oil & GasSM Index included companies with capitalizations between $455 million and $455 billion. The average capitalization of the companies comprising the Index was approximately $18.8 billion.

“Dow Jones” is a service mark of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote any of the ProShares.
•	Recommend that any person invest in the ProShares or any other securities.
•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProShares.
•	Have any responsibility or liability for the administration, management of marketing of the ProShares.
•	Consider the needs of the ProShares or the owners of the ProShares in determining, composing or calculating the Dow Jones U.S. Indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProShares. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•

The results to be obtained by the ProShares, the owner of the ProShares or any other person in connection with the use of the Dow Jones U.S. Indexes and the data included in the Dow Jones U.S. Indexes;

•	The accuracy or completeness of the Dow Jones U.S. Indexes and their data; or
•	The merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Indexes and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones U.S. Indexes or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProShares and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProShares or any other third parties.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

10	Overview of Investment Objectives, Principal Investment Strategies and Risks

Short Financials ProShares

Ticker: SEF

CUSIP: 74347R230

Investment Objective

Short Financials ProShares seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Financials Index.

If Short Financials ProShares is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Financials Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Financials ProShares’ principal investment strategies include:

•

Taking positions in financial instruments (including derivatives) that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse of the Dow Jones U.S. Financials Index. Information about the Index can be found on page 10.

•	Committing at least 80% of its assets to investments that, in combination, have economic characteristics that are inverse to those of the Index.
•	Employing leveraged investment techniques and/or sampling techniques in seeking its investment objective.
•	Investing assets not invested in financial instruments in debt instruments and/or money market instruments.
•

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on March 31, 2008, the Index was concentrated in the banks and general financial industry groups, which comprised approximately 38% and 25%, respectively, of the market capitalization of the Index.

Principal Risks

Short Financials ProShares is subject to the following principal risks:

•

Aggressive Investment Technique Risk, Concentration Risk, Correlation Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Risk, Liquidity Risk, Market Price Variance Risk, Market Risk, Non-diversification Risk and Portfolio Turnover Risk.

In addition to the risks noted above, Short Financials ProShares is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe price competition to which banks and insurance companies may be subject; and newly enacted laws that are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. As noted above, Short Financials ProShares seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Financials Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on the Fund’s principal investment strategies and risks, including a description of the principal risks noted above, please refer to “Principal Investment Strategies” and “Principal Risks” beginning on page 6.

Fund Performance

Performance history will be available for Short Financials ProShares after it has been in operation for a full calendar year.

Estimated Fees and Expenses

The following table describes the estimated fees and expenses you may when you buy, hold or sell Creation Units of Short Financials ProShares. Annual fund operating expenses are also estimates. Investors purchasing shares in the secondary market will not pay the shareholder fees shown below directly, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Estimated Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fee	0.75%
Distribution and Service (12b-1) feesA	0.00%
Other ExpensesB	0.42%

Total Annual Fund Operating Expenses	1.17%
Fee Waivers/ReimbursementsC	-0.22%

Total Net Annual Fund Operating Expenses	0.95%

A

The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Fund and no such fees will be charged prior to July 11, 2009.

B

Based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include fees paid for management (non-advisory) services (as described under “Management of ProShares Trust” later in this Prospectus), legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration, index receipt agent fees and costs associated with independent trustees and certain miscellaneous expenses.

C

ProShare Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 0.95% of average daily net assets from the date the Fund commences operations through that date in 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProShare Advisors within five years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: The following example is intended to help you compare the estimated cost of investing in shares of Short Financials ProShares with the cost of investing

Short Financials ProShares	11

Short Financials ProShares

in other funds. Investors should note that the following examples are estimates and are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Fund issues and redeems shares in Creation Units on a cash basis. Shares are not redeemable in less than Creation Unit aggregations. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell shares.

The following example assumes that you invest $10,000 in the Fund for the time periods indicated and sell all of your shares at the end of those periods, but does not include transaction fees on purchases and redemptions of shares. The example also assumes that your investment has a 5% annual return each year and that the Fund’s annual operating expenses remain exactly as described in the fee table. Although your actual costs may be higher or lower, based on the assumptions, your estimated costs would be:

1 Year	3 Years
$97	$350

12	Short Financials ProShares

Short Oil & Gas ProShares

Ticker: DDG

CUSIP: 74347R222

Investment Objective

Short Oil & Gas ProShares seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index.

If Short Oil & Gas ProShares is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Oil & Gas Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Oil & Gas ProShares’ principal investment strategies include:

•

Taking positions in financial instruments (including derivatives) that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse of the Dow Jones U.S. Oil & Gas Index. Information about the Index can be found on page 10.

•	Committing at least 80% of its assets to investments that, in combination, have economic characteristics that are inverse to those of the Index.
•	Employing leveraged investment techniques and/or sampling techniques in seeking its investment objective.
•	Investing assets not invested in financial instruments in debt instruments and/or money market instruments.
•

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on March 31, 2008, the Index was concentrated in the integrated oil and gas and the oil equipment and services industry groups, which comprised approximately 75% and 25%, respectively, of the market capitalization of the Index.

Principal Risks

Short Oil & Gas ProShares is subject to the following principal risks:

•

Aggressive Investment Technique Risk, Concentration Risk, Correlation Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Risk, Liquidity Risk, Market Price Variance Risk, Market Risk, Non-diversification Risk and Portfolio Turnover Risk.

In addition to the risks noted above, Short Oil & Gas ProShares is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and in production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. As noted above, Short Oil & Gas ProShares seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on the Fund’s principal investment strategies and risks, including a description of the principal risks noted above, please refer to “Principal Investment Strategies” and “Principal Risks” beginning on page 6.

Fund Performance

Performance history will be available for Short Oil & Gas ProShares after it has been in operation for a full calendar year.

Estimated Fees and Expenses

The following table describes the estimated fees and expenses you may when you buy, hold or sell Creation Units of Short Oil & Gas ProShares. Annual fund operating expenses are also estimates. Investors purchasing shares in the secondary market will not pay the shareholder fees shown below directly, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Estimated Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fee	0.75%
Distribution and Service (12b-1) feesA	0.00%
Other ExpensesB	0.42%

Total Annual Fund Operating Expenses	1.17%
Fee Waivers/ReimbursementsC	-0.22%

Total Net Annual Fund Operating Expenses	0.95%

A

The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Fund and no such fees will be charged prior to July 11, 2009.

B

Based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include fees paid for management (non-advisory) services (as described under “Management of ProShares Trust” later in this Prospectus), legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration, index receipt agent fees and costs associated with independent trustees and certain miscellaneous expenses.

C

ProShare Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 0.95% of average daily net assets from the date the Fund commences operations through that date in 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProShare Advisors within five years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: The following example is intended to help you compare the estimated cost of investing in shares of Short Oil & Gas ProShares with the cost of investing in other funds. Investors should note that the following examples are estimates and are for illustration purposes only and are not meant to suggest actual or expected

Short Oil & Gas ProShares	13

Short Oil & Gas ProShares

fees and expenses or returns, all of which may vary. The Fund issues and redeems shares in Creation Units on a cash basis. Shares are not redeemable in less than Creation Unit aggregations. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell shares.

The following example assumes that you invest $10,000 in the Fund for the time periods indicated and sell all of your shares at the end of those periods, but does not include transaction fees on purchases and redemptions of shares. The example also assumes that your investment has a 5% annual return each year and that the Fund’s annual operating expenses remain exactly as described in the fee table. Although your actual costs may be higher or lower, based on the assumptions, your estimated costs would be:

1 Year	3 Years
$97	$350

14	Short Oil & Gas ProShares

Creation and Redemption of Creation Units

Creation and Redemption of Creation Units	15

Creation and Redemption of Creation Units

Each Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the DTC that has executed a Participant Agreement with the Funds’ distributor (the “Distributor”). Because Creation Units likely will cost millions of dollars, it is expected that only institutional investors will purchase and redeem Shares directly with an issuing Fund.

Retail investors may acquire Shares on the secondary market (i.e., not from the issuing Fund) through a broker. Shares of each Fund are listed on the Exchange and are publicly traded. For information about acquiring Shares through a secondary market purchase, please contact your broker. If you want to sell Shares of a Fund on the secondary market, you must do so through your broker.

When you buy or sell Shares on the secondary market, your broker may charge you a commission or other transaction charges and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the secondary market. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The Funds impose no restrictions on the frequency of purchases and redemptions directly with the Funds. In establishing this policy, the Board noted that the Funds are expected to be attractive to arbitrageurs (where trading activity is critical to ensuring that shares trade at or close to net asset value per share) as well as active institutional and retail investors interested in buying and selling equity market basket index securities on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at net asset value per share in Creation Units plus applicable transaction fees and each Fund’s shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the Board determined that the risks of frequent trading were less than in the case of a traditional mutual fund. Nevertheless, to the extent that purchases and redemptions directly with the Funds are effected in cash rather than through a contribution or redemption of portfolio securities, frequent purchases and redemptions could increase the rate of portfolio turnover. A high ratio of portfolio turnover may negatively impact a Fund’s performance by increasing transaction costs. In addition, large movements of cash into or out of the Funds may negatively impact a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.

Purchasing Shares Directly From a Fund

You can purchase Shares directly from a Fund only if you meet the following criteria and comply with purchase transaction procedures specified by the Trust.

Eligible Investors To purchase Shares directly from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. Investors should contact the Distributor for the names of Authorized Participants.

Creation Units You must purchase Shares in large blocks, known as “Creation Units.” For each Fund, a Creation Unit is comprised of 75,000 shares.

For any particular Fund, the number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Funds will not issue fractional Creation Units. The Funds reserve the right to reject purchase orders in certain circumstances, as described in the SAI.

Procedures The Short ProShares only accept cash to purchase Creation Units. The purchaser must transfer cash in an amount equal to the value of Creation Unit(s) purchased and the applicable Transaction Fee. All purchase orders will be processed through the Manual Clearing Process described below. The Trust will deliver Shares of the Short ProShares upon payment of cash to the Trust on the third business day following the Transmittal Date consistent with the terms of the Participant Agreement.

Placement of Purchase Orders All purchase orders for Shares must be placed by or through an Authorized Participant. Purchase orders will be processed through a manual clearing process run at the DTC (“Manual Clearing Process”). Settlement through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) is not available. A purchase order must be received by the Distributor by certain times and means as described in the Authorized Participants’ handbook as permitted under the Participation Agreement, in order to receive that day’s closing NAV per share.

Redeeming Shares Directly From a Fund

The redemption process is essentially the reverse of the purchase process described above. To redeem Shares, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant, and you must tender Shares in Creation Units.

Placement of Redemption Orders As with purchases, redemptions will be processed through the Manual Clearing Process. A redemption order must be received by the Distributor by certain times and means as described in the Authorized Participants’ handbook as permitted under the Participation Agreement, in order to receive that day’s closing NAV per share.

Redemption Proceeds Redemption proceeds will be paid in cash and generally settle on a T + 3 basis.

Transaction Fees on Creation and Redemption Transactions

Each Fund will impose Transaction Fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee on transactions in Creation Units. A fixed Transaction Fee is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. The following table summarizes the components of the fixed Transaction Fees. A variable Transaction Fee of up to 0.10% of the value of each Creation

16	Creation and Redemption of Creation Units

ProShares	Fixed Transaction Fee			Maximum Additional Charge for Cash Purchases and Redemptions*
	In-Kind		Cash
	NSCC	Outside NSCC	Outside NSCC
Short Financials	N/A	N/A	$500	N/A
Short Oil & Gas	N/A	N/A	$500	N/A

*	As a percentage of the amount invested.

Unit also may be applicable to each creation and redemption transaction. In addition, purchasers of Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of Creation Units are responsible for the costs of transferring securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay additional fees for such services.

Distributions

As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends and gains from the sale of investments. You may receive such earnings as either an income dividend or a capital gains distribution. Income dividends primarily come from the dividends that the Fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains may be realized when the Fund sells securities. Capital gains may be either short-term or long-term, depending on whether the Fund held the securities for one year or less, or more than one year.

Each Fund intends to declare and distribute to its shareholders at least annually virtually all of its net income (interest and dividends, less expenses), if any, as well as any net capital gains, if any, realized from the sale of its holdings. Subject to board approval, some or all of any net capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash. If such a dividend is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a net capital gain distribution to be payable in additional shares or cash. Even if the Fund does not declare a dividend to be payable, brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Determination of NAV

The NAV per Share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by J.P. Morgan Investor Services Co. and determined each business day at the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of the Funds’ Board of Trustees. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Creation and Redemption of Creation Units	17

Creation and Redemption of Creation Units

Taxes

The following is certain general information about taxation of the Funds:

•

Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

By qualifying for treatment as a regulated investment company, a Fund is not subject to federal income tax on net investment income and capital gains that the Fund timely distributes to its shareholders.

•

Investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Shares.
•	Distributions declared in October, November or December—if paid to you by the end of the following January—are taxable for federal income tax purposes as if received in December.
•

Any dividends and short-term capital gain distributions that you receive are taxable to you as ordinary income for federal income tax purposes. Certain dividends you receive that are designated as attributable to qualified dividend income may be taxed at the same rates as long term capital gains. However, income received in the form of such dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•

Distributions of net long-term capital gains that are properly designated as capital gain dividends are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you have owned your Shares.

•	Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.
•

A sale or exchange of Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Shares, may be subject to foreign, state and local income taxes.
•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, any dividends and short term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

•

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

•

By law, a Fund must withhold a percentage of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number and made certain certifications. The backup withholding rate is currently 28%. Under current law, the backup withholding rate will increase to 31% for the taxable year 2011 and thereafter.

Note: This Prospectus provides general U.S. federal tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

18	Creation and Redemption of Creation Units

Management of ProShares Trust

Management of ProShares Trust	19

Management of ProShares Trust

Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of ProShares Trust are responsible for the day-to-day operations of the Funds.

Investment Advisor

ProShare Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProShare Advisors is entitled to receive fees equal to 0.75% of the average daily net assets of each Fund. A discussion regarding the basis for the Board approving the investment advisory agreement of a Fund will be available in the Fund’s initial shareholder report.

ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProShare Advisors LLC since inception and ProFund Advisors LLC since April 1997, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C. based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.)

Louis M. Mayberg, President of ProShare Advisors LLC since inception and ProFund Advisors LLC since April 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each Fund is managed by an investment team overseen by George O. Foster and Howard S. Rubin.

George O. Foster CFA, ProShare Advisors – Acting Chief Investment Officer since June 2008; Director of Portfolio since Sept. 2007. ProFund Advisors – Acting Chief Investment Officer since June 2008; Director of Portfolio since 2004; Senior Portfolio Manager from 2000 to 2004 and Portfolio Manager from 1999 to 2000. Mr. Foster earned an M.B.A. from The George Washington University and a B.S. in Mechanical Engineering from Clarkson University. Mr. Foster holds the Chartered Financial Analyst (CFA) designation and is a member of the Washington Association of Money Managers.

Howard S. Rubin CFA, ProShare Advisors – Senior Portfolio Manager since December, 2007. ProFund Advisors – Senior Portfolio Manager since November 2004 and Portfolio Manager from April 2000 through November 2004. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation.

The following members of the investment team have joint responsibility for the day-to-day management of the Funds:

Michael Neches, ProShare Advisors – Associate Portfolio Manager since January 2007; Portfolio Analyst from December 2006 to January 2007. ProFund Advisors – Portfolio Analyst from November 2004 to December 2006; Junior Analyst from May 2001 to November 2004; and Portfolio Intern from March 2000 to May 2001.

Robert Parker CFA, ProShare Advisors – Associate Portfolio Manager since March 2007. H. Beck, Inc. – Due Diligence Analyst from May 2005 through March 2007. Wachovia Securities – Investment Analyst from April 2004 through January 2005. Ameritas Investment Corp. – Compliance Analyst from May 2002 through October 2003. Mr. Parker holds the Chartered Financial Analyst (CFA) designation.

Steve Schoffstall, ProShare Advisors – Associate Portfolio Manager since September 2007; Portfolio Analyst from May 2007 to September 2007; Junior Portfolio Analyst from December 2006 to May 2007; and Portfolio Operations Specialist from June 2006 to December 2006. ProFund Advisors – Portfolio Group Team Member and ETF Portfolio Operations Specialist from February 2005 to June 2006. Employed in businesses unrelated to the financial services industry from September 2004 through January 2005. Pennsylvania State University – Graduate Student from August 2003 to August 2004.

The SAI provides additional information about the Portfolio Managers’ compensation, accounts managed by each Portfolio Manager and the Portfolio Managers’ ownership of the Funds.

20	Management of ProShares Trust

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board of Trustees, each Fund may pay the Funds’ distributor, financial intermediaries such as broker-dealers and investment advisers up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. For the prior fiscal year, no payments were made by any Fund under the Plan.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The top ten holdings of each Fund is posted on a daily basis to the Trust’s website at www.proshares.com.

Other Service Providers

SEI Investments Distribution Co., located at 1 Freedom Valley Drive, Oaks, PA 19456, serves as the Funds’ distributor. JP Morgan Chase Bank, N.A., located at 4 MetroTech Center, Brooklyn, NY 11245, serves as the Funds’ administrator, custodian and index receipt agent.

ProShare Advisors also performs certain administrative services for the Funds under a Management Services Agreement. ProShare Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of each Fund for such services.

Management of ProShares Trust	21

This Page Intentionally Left Blank

22

This Page Intentionally Left Blank

23

ProShares®

Mailing Address
ProShares Trust
7501 Wisconsin Avenue
Suite 1000
Bethesda, Maryland 20814

Telephone
866-PRO-5125

Website
www.proshares.com

FOR MORE INFORMATION

If you'd like more information about ProShares Trust or any of its funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the issuing Funds' investments will be available in the Funds' initial shareholder report. The Funds' annual report (when available) will include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the prior fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI for the issuing Funds provides additional information about ProShares Trust, the Funds and their Shares. The current annual and semiannual reports (when available) and the SAI are incorporated by reference into (and are thus legally a part of) this Prospectus.

To receive a free copy of the latest annual or semiannual report (when available) or the SAI, or to request additional information about ProShares Trust, the Funds and Shares or to make shareholder inquiries, please use the contact information above.

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2008 ProShare Advisors LLC. All rights reserved.

Investment Company Act file number: 811-21114

ProShares®